ACQUISITION	12 Months Ended
Dec. 31, 2011
ACQUISITION

5. ACQUISITION

On April 6, 2010, the Group, through New Star, closed the acquisition of 39,766,589 shares of Series A convertible preferred stock of Red 5, an online game developer based in the US. The purchase price consisted of US$1.84 million paid in January 2010 to purchase 16,229,470 shares of outstanding series A convertible preferred stock from existing shareholders and US$15 million to purchase 23,537,119 shares of newly issued Series A convertible preferred stock, of which U$8 million was paid in 2010 and US$7 million was paid in 2011. As a result, the Company owned approximately 82% of the equity interest of Red 5 on an as-converted basis and became the controlling shareholder of Red 5 as of April 6, 2010. The acquisition has been accounted for as a purchase business combination and the results of operations from the acquisition date have been included in the Group’s consolidated financial statements subsequent to the acquisition date. The allocation of the purchase price of US$16.84 million (RMB114.9 million) is as follows:

RMB
Cash	11,876,274
Subscription receivable	95,549,799
Fixed assets	3,650,947
Identifiable intangible assets:
In-process research and development	12,285,000
Backlog	2,730,000
Goodwill	10,870,537
Other assets	1,968,347
Liabilities assumed	(2,599,092)
Deferred tax liability	(5,981,135)
Noncontrolling interest at fair value	(15,417,870)

Total	114,932,807

The excess of purchase price over tangible assets and identifiable intangible assets acquired and liabilities assumed was recorded as goodwill. The acquired goodwill is not deductible for tax purposes.

In addition, the Group is contingently liable to pay up to US$3.65 million (RMB24.9 million) if certain former Red 5 employees fulfill employment contracts with the Company ranging from two to four years. Such amounts are being recorded as compensation expense on a straight line basis over the requisite service period.

Subsequent to April 6, 2010, the Group acquired 777,723 and 2,020,601 shares of common stock of Red 5 from the noncontrolling interest holders for US$0.1 million (RMB0.6 million) and US$0.2 million (RMB1.4 million) cash in 2010 and 2011, respectively. The equity interest increased to approximately 88% on an as-converted basis as of December 31, 2011.

As of the date of acquisition, Red 5 was in the process of fulfilling its obligations under a game development and license agreement executed in 2006 and amended in 2009 between Red 5 and a third party game publisher to develop an online game (Firefall) in exchange for cash consideration from the third party game publisher. The Group has settled the game development and license agreement with the third party game publisher. Please refer to Note 12.

The Group measured the fair value of in-process research and development of the game based on multi-period excess earnings method, which is the present value of the projected cash flows that are expected to be generated by the existing intangible asset after reduction by an estimated fair rate of return on contributory assets necessary to realize the projected earnings attributable to the intangible asset. Backlog was valued using the multi-period excess earnings method based on the discounted cash flows to be generated from the rights and obligations under the agreement with the third party game publisher. The discounted cash flow model requires the use of significant unobservable inputs, including estimated costs to complete the game development, estimated game launch schedule, projected revenues, expenses, capital expenditures and other costs, and discount rates calculated based on the weighted average cost of capital, which includes various factors, such as risk-free rate, equity risk premium, size premium, and other risk factors.

Acquisition-related costs amounted to RMB0.2 million and were included in general and administrative expenses in the year ended December 31, 2010.

The following unaudited pro forma information summarizes the results of operations of the combined entity for the years ended December 31, 2009 and 2010, as if the acquisition of Red 5 has occurred on January 1, 2009 and 2010, respectively. The following pro forma financial information is not necessarily indicative of the results that would have occurred had the acquisition of Red 5 been completed at the beginning of the periods indicated, nor is it indicative of future operating results:

	Revenue	Net Loss
	RMB	RMB

Pro forma for 2009	802,629,351	(491,679,970)
Pro forma for 2010	108,513,582	(532,673,479)

Revenue and net loss from Red 5 since the acquisition date included in the consolidated statement of operations and comprehensive loss for the year ended December 31, 2010 was nil and RMB46.2 million, respectively.